                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASEN UMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER  YEAR: 2002

                                    3/31/02        4/30/02                                                                   9/30/02
                 MONTH              Revised        Revised        5/31/02    6/30/02     7/31/02               8/31/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)              $ 21,923,335   $ 42,567,625   $ 45,186,158   $  48,626,030  $ 31,375,535   $ 44,301,404   $ 42,522,545

INCOME BEFORE INT.
 DEPREC./TAX                  $   (148,300)  $  5,024,220   $  4,957,088   $   7,401,423  $   (404,653)  $  2,873,930   $ 13,541,752

NET INCOME (LOSS) (MOR-6)     $ (4,363,757)  $    495,693   $    813,702   $   2,748,385  $ (4,909,430)  $ (1,383,826)  $  6,428,456

PAYMENTS TO INSIDERS (MOR-9)  $    150,683   $    494,281   $     78,911   $     131,411  $     78,911   $    112,872   $    131,592

PAYMENTS TO PROFESSIONALS
 (MOR-9)                      $  1,257,449   $  1,572,252   $  1,014,508   $     700,599  $  1,019,131   $    622,317   $    362,823


TOTAL DISBURSEMENTS
(MOR-7)(1)                    $ 56,865,534   $ 57,893,073   $ 69,069,844   $  90,769,682  $ 89,651,958   $ 73,952,992   $ 67,752,947


(1) Excludes intercompany
    transfers as follows:     $ 23,396,865   $ 20,186,176   $ 16,157,239   $  17,490,363  $ 15,729,203   $ 14,831,022   $ 15,653,136


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------



MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        10/18/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. & NY M&G                               throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       et. al.                                    Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,560
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $  10,216              $       -                 $     145
        Trade accounts receivable, net              -                   68,639                     57                     2,656
        Other Receivables                           -                      515                      -                     2,287
        Due from affiliates                     1,375                   27,999                 13,760                         -
        Inventories                                 -                   33,021                      -                     8,231
        Prepaid expenses                           33                    3,678                      -                       142
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  144,068                 13,817                    13,461

Property, plant and equipment, net                  -                  114,732                  2,580                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,379                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,031                      -                     1,136
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 220                  186,317                  1,136                     6,407
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   52,047                      -                    13,071
        Secured - Other                                                    450
        Unsecured debt                        186,538                  256,893                  1,110                    68,204
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,089)                 (55,847)                 4,196                   (16,020)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,721)                (518,178)                19,530                  (146,075)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,721)                (520,715)                19,530                  (146,075)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      47           $       -           $       -
        Trade accounts receivable, net             -                      2,448                 878               5,191
        Other Receivables                          -                          -                   -                   -
        Due from affiliates                    2,761                     60,549                 614              69,559
        Inventories                                -                          -                 157               1,535
        Prepaid expenses                           -                          -                   -                  10
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,761                     63,044               1,649              76,295

Property, plant and equipment, net                 -                          -                   -              40,921
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,298                   -
Other assets                                       -                      1,257                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,761                  $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 95                     24,920                 623               3,256
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          835                     15,339                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139             121,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,298
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,440)                    (5,038)               (958)            (10,138)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,661)                   (12,236)              2,185              (7,322)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,661)                   (12,236)              2,185              (7,322)

TOTAL LIABILITIES AND EQUITY                $ (2,761)                 $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $  10,409
        Trade accounts receivable, net              -                 79,869
        Other Receivables                           -                  2,802
        Due from affiliates                  (117,467)                59,150
        Inventories                               (13)                42,931
        Prepaid expenses                            -                  3,863
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (117,480)               199,024

Property, plant and equipment, net                  -                158,233
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,879
Investments in Subs                          (440,452)               (13,548)
Other assets                                       (1)                36,288
                                            --------------------------------

TOTAL ASSETS                                $(557,933)             $ 386,876
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,032)               173,942
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (13,906)                67,386
        Secured - Other                                                  450
        Unsecured debt                       (193,048)               706,895
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,053)              (546,081)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (88,334)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,054)              (881,532)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,054)              (884,069)

TOTAL LIABILITIES AND EQUITY                $(557,933)            $  386,876
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                         -----------------------------------------------------------------------------------
                                              3/31/02      4/30/02      5/31/02    6/30/02    7/31/02     8/31/02   9/30/02
                                         -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $    53,511   $   61,483   $   68,952  $  70,812   $ 65,012   $  66,090  $ 67,655
ROYALTY AND REVENUE PAYABLE                         --           --           --         --         --          --        --
NOTES PAYABLE - INSURANCE                           --           --           --         --         --          --        --
TAX PAYABLE:                                        --                        --         --         --          --        --
    Federal Payroll Taxes                            8            8           98          3         --          --        --
    State Payroll & Sales                          437          405          409        415        419         419        56
    Ad Valorem Taxes                                --           --           --         --         --          --        --
    Other Taxes                                  5,162        5,795        4,408      3,730      4,290       4,850     5,141
TOTAL TAXES PAYABLE                        $     5,607   $    6,208   $    4,915  $   4,148   $  4,709   $   5,218  $  5,197
SECURED DEBT POST-PETITION                      56,066       78,668       74,598     76,479     58,656      54,769    57,242
ACCRUED INTEREST PAYABLE                           670          752          518        624        509         486       513
*ACCRUED PROFESSIONAL FEES:                      5,989        6,106        6,427      7,096      7,490       8,478     8,989
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs          31,003       30,498       32,171     32,233     34,268      33,069    46,721
  2.  Lease Operating Expenses/Capital              --           --           --         --         --          --        --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   152,846   $  183,715   $  187,581  $ 191,392   $170,644   $ 168,110  $186,317
============================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     SEPTEMBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 64,783    $ 64,783     $     --   $     --   $     --   $     --

        31-60           487         487           --         --         --         --

        61-90           714         714           --         --         --         --

        91 +         29,345      29,345           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 95,329    $ 95,329     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,522,545    $          170,870    $        1,320,224
TOTAL COST OF REVENUES                                         --            28,245,942               170,870            (1,018,360)
GROSS PROFIT                                   $               --    $       14,276,603    $               --    $        2,338,584
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              931    $       (1,344,003)   $               --    $          182,602
  Insiders Compensation                                        --               131,592                    --                    --
  Professional Fees                                            --               974,971                    --                    --
  Other (Earnings in Joint Venture)                            --               972,291               (28,620)                   --

TOTAL OPERATING EXPENSE                        $              931    $          734,851    $          (28,620)   $          182,602
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (931)   $       13,541,752    $          (28,620)   $        2,155,982
INTEREST EXPENSE (includes amort of debt fees)                 --             5,274,570                    --             1,549,137
DEPRECIATION                                                   --             1,859,825                    --             3,100,692
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        7,134,395    $               --    $        5,993,133
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (931)   $        6,407,357    $          (28,620)   $       (3,837,151)
INCOME TAXES                                                   --               (21,099)                8,816                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (931)   $        6,428,456    $          (37,436)   $       (3,837,151)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $         (789,313)   $          727,811   $          376,564
TOTAL COST OF REVENUES                                          --               (80,674)             549,929
GROSS PROFIT                                    $         (789,313)   $          808,485   $         (173,365)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            8,910    $          375,335   $          (53,786)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            8,910    $          375,335   $          (53,786)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (798,223)   $          433,150   $         (119,579)
INTEREST EXPENSE (includes amort of debt fees)              97,337             1,275,449                   --
DEPRECIATION                                             2,501,170               411,048                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $        2,598,507    $        1,686,497   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $       (3,396,730)   $       (1,253,347)  $         (119,579)
INCOME TAXES                                              (282,871)            4,410,283                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $       (3,113,859)   $       (5,663,630)  $         (119,579)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,990,326   $      (1,174,862)    $      46,144,165
TOTAL COST OF REVENUES                                       2,175,239          (1,203,604)           28,839,342
GROSS PROFIT                                        $          815,087   $          28,742     $      17,304,823
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           67,623   $              --              (762,388)
  Insiders Compensation                                             --                  --               131,592
  Professional Fees                                                 --                  --               974,971
  Other (Earnings in Joint Venture)                                 --                  --             1,000,911

TOTAL OPERATING EXPENSE                             $           67,623   $              --     $       1,345,086
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          747,464   $          28,742            15,959,737
INTEREST EXPENSE (includes amort of debt fees)                 540,833                  --             8,737,326
DEPRECIATION                                                   327,315                  --             8,200,050
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                       $          868,148   $              --     $      18,280,680
=================================================================================================================
NET INCOME BEFORE TAXES                             $         (120,684)  $          28,742     $      (2,320,943)
INCOME TAXES                                                        --                  --             4,115,129
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $         (120,684)  $          28,742     $      (6,436,072)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                                             Mar-02           Apr-02
                                                                                         ------------     ------------
1. CASH-BEGINNING OF MONTH                                                                 (1,530,893)        (605,842)
                                                                                         ============     ============

RECEIPTS:

2. CASH SALES                                                                                      --               --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                                              25,478,506       17,926,575

4. LOANS & ADVANCES - CIT
   REVOLVER                                                                                36,300,000       46,100,000

5. SALE OF ASSETS                                                                                  --               --

6. OTHER (attach list)                                                                     19,408,945       16,090,857
                                                                                         ------------     ------------
TOTAL RECEIPTS                                                                             81,187,451       80,117,432
                                                                                         ------------     ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                                       N/A              N/A
                                                                                         ============     ============
DISBURSEMENTS:

7. NET PAYROLL                                                                              2,601,421        1,983,856

8. PAYROLL TAXES PAID                                                                      $1,053,588          932,205

9. SALES, USE & OTHER TAXES
   PAID                                                                                     1,404,405        1,650,149

10.SECURED/RENTAL/LEASES                                                                       99,905           30,705

11.UTILITIES                                                                                1,150,288        6,922,372

12.INSURANCE                                                                                  410,554           50,625

13.INVENTORY PURCHASES                                                                     10,861,846       17,691,587

14.VEHICLE EXPENSES                                                                                --               --

15.TRAVEL & ENTERTAINMENT                                                                      36,818           65,732

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                                                 4,837,494        3,235,006

17.ADMINISTRATIVE & SELLING                                                                 3,841,855        4,503,340

18.OTHER (attach list)                                                                     52,706,777       39,441,420

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                                              79,004,950       76,506,997

19.PROFESSIONAL FEES                                                                        1,257,449        1,525,502

20.U.S. TRUSTEE FEES                                                                               --           46,750

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                                        --               --

                                                                                         ------------     ------------
TOTAL DISBURSEMENTS                                                                        80,262,399       78,079,249
                                                                                         ============     ============

22.NET CASH FLOW                                                                              925,052        2,038,183

23.CASH - END OF MONTH (MOR-2)                                                               (605,842)       1,432,341


  CASH RECEIPTS AND                                                                                                    FILING TO
  DISBURSEMENTS                       May-02          Jun-02          Jul-02          Aug-02           Sep-02            DATE
                                   ------------    ------------    ------------    ------------     ------------     -------------
1. CASH-BEGINNING OF MONTH            1,432,341        (223,012)      2,127,996        (648,863)         155,243         9,346,546
                                   ============    ============    ============    ============     ============     =============

RECEIPTS:

2. CASH SALES                                --              --             --               --               --                --
                                   ------------    ------------    ------------    ------------     ------------     -------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                        34,807,911      46,518,489      50,696,794      37,988,857       41,624,865       428,769,304

4. LOANS & ADVANCES - CIT
   REVOLVER                          37,400,000      51,000,000      40,400,000      40,900,000       39,000,000       508,100,000

5. SALE OF ASSETS                            --              --              --              --               --                --

6. OTHER (attach list)               11,363,818      13,092,564      11,507,508      10,699,263       12,842,031       181,581,276
                                   ------------    ------------    ------------    ------------     ------------     -------------
TOTAL RECEIPTS                       83,571,729     110,611,053     102,604,302      89,588,121       93,466,896     1,118,450,579
                                   ------------    ------------    ------------    ------------     ------------     -------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                 N/A             N/A             N/A             N/A              N/A               N/A
                                   ============    ============    ============    ============     ============     =============
DISBURSEMENTS:

7. NET PAYROLL                        1,609,373       2,733,978       1,746,717         839,107        2,316,573        28,189,653

8. PAYROLL TAXES PAID                   936,861       1,092,418         852,876         819,258          763,168        12,836,419

9. SALES, USE & OTHER TAXES
   PAID                               1,456,271       1,303,015         117,874         155,540               --         7,809,819

10.SECURED/RENTAL/LEASES                101,829         147,956         167,081          52,603          114,647         2,037,756

11.UTILITIES                          3,817,800       3,361,146       4,886,600       3,726,325        4,443,473        51,438,798

12.INSURANCE                             15,583           7,256       1,010,982       2,806,647          682,576         9,935,487

13.INVENTORY PURCHASES               16,201,310      29,280,908      20,102,494      19,550,777       20,626,111       205,711,237

14.VEHICLE EXPENSES                          --              --              --              --               --                --

15.TRAVEL & ENTERTAINMENT                72,716          38,426          19,843          32,254           56,335           682,297

16.REPAIRS, MAINTENANCE &
   SUPPLIES                           1,896,650       1,681,812       1,825,551       2,065,181        1,434,386        32,011,411

17.ADMINISTRATIVE & SELLING           4,089,807       2,334,678       3,411,237       2,111,745        3,707,187        41,721,197

18.OTHER (attach list)               54,014,374      65,577,853      70,220,775      56,002,260       48,898,803       713,341,864

TOTAL DISBURSEMENTS FROM
   OPERATIONS                        84,212,575     107,559,446     104,362,030      88,161,697       83,043,260     1,105,715,938

19.PROFESSIONAL FEES                  1,014,508         700,599         971,381         622,317          362,823        11,551,882

20.U.S. TRUSTEE FEES                         --              --          47,750              --               --           188,250

21.OTHER REORGANIZATION
     EXPENSES (attach list)                  --              --              --              --               --           125,000

                                   ------------    ------------     ------------   ------------     ------------     -------------
TOTAL DISBURSEMENTS                  85,227,083     108,260,045      105,381,161     88,784,014       83,406,083     1,117,581,069
                                   ============    ============     ============   ============     ============     =============

22.NET CASH FLOW                     (1,655,353)      2,351,008       (2,776,859)       804,106       10,060,813           869,510

23.CASH - END OF MONTH (MOR-2)         (223,012)      2,127,996         (648,863)       155,243       10,216,056        10,216,056


           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                   Mar-02      Apr-02       May-02        Jun-02       Jul-02      Aug-02     Sep-02      DATE
                                 ------------ ----------  ------------- ------------ -----------  ---------- ---------- -----------
6.  OTHER RECEIPTS:

    Interest Income                        --         --             --            --         --          --         --      80,302

    401(k) Plan Refund                     --         --             --            --         --          --         --          --

    Cobra Insurance Payment                --         --             --            --         --          --         --          --

    Miscellaneous                     131,124    195,444        128,178       159,394    119,703     129,984    115,953   3,259,899

    Royalty Owners Trust Account           --         --             --            --         --          --         --          --

    Emission Credits                       --         --             --            --         --          --         --          --

    Account Transfers              17,715,686 15,239,518     11,235,640    11,535,051 10,517,018   9,680,461 10,293,339 164,880,943

    Intercompany Transfers          1,562,134    655,895             --     1,398,119    870,787     888,819  2,432,738  13,360,131
                                 ------------ ----------  ------------- ------------- ----------  ---------- ---------- -----------
   TOTAL OTHER RECEIPTS            19,408,945 16,090,857     11,363,818    13,092,564 11,507,508  10,699,263 12,842,031 181,581,276
                                 ============ ==========  ============= ============= ==========  ========== ========== ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                --         --             --            --         --          --         --          --

    Workover Expense                       --         --             --            --         --          --         --          --

    Capital Expenditures            1,418,900   (581,465)       598,552       134,895    178,576     133,192    219,678   7,209,591

    Revenue & Royalties                    --         --             --            --         --          --         --          --

    Interest Payment                       --         --             --            --         --          --         --      97,161

    Employee Benefits               2,285,842  2,492,292      1,544,520     2,998,019  1,890,070   1,393,784  1,198,033  26,722,429

    Severance tax                          --         --             --            --         --          --         --          --

    Pre-petition checks voided
       in current period                   --         --             --            --         --          --         --     (30,000)

    Account Transfers              17,715,686 15,239,518     11,235,640    11,535,051 10,517,018   9,680,461 10,293,339 164,880,943

    CIT Revolver Payments          25,605,169 17,344,416     35,714,063    44,954,575 52,422,925  39,644,262 31,827,957 438,379,465

    Intercompany Transfers          5,681,179  4,946,658      4,921,599     5,955,312  5,212,185   5,150,562  5,359,797  76,082,274
                                 ------------ ----------  ------------- ------------- ----------  ---------- ---------- -----------
TOTAL OTHER DISBURSEMENTS          52,706,777 39,441,420     54,014,374    65,577,853 70,220,775  56,002,260 48,898,803 713,341,864
                                 ============ ==========  ============= ============= ==========  ========== ========== ===========




                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                      386,258            81,139         1,429,199        (1,752,036)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         36,265,728

  4.  LOANS & ADVANCES - CIT REVOLVER                             39,000,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --         2,432,738         2,600,000         7,196,236
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                36,265,728        41,432,738         2,600,000         7,196,236
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    2,316,573                --

  8.  PAYROLL TAXES PAID                                                               763,168

  9.  SALES, USE & OTHER TAXES PAID                                                                           --

  10. SECURED/RENTAL/LEASES                                                                              114,647

  11. UTILITIES                                                    4,443,473

  12. INSURANCE                                                        5,827                             676,749

  13. INVENTORY PURCHASES                                         20,499,420                             126,692

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              56,335

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  1,434,386

  17. ADMINISTRATIVE & SELLING                                       367,690                           3,339,498

  18. OTHER (attach list)                       28,013,919        16,167,124                --           406,619
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           28,013,919        41,483,534         3,079,741         6,154,925
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --             1,850                --           360,973

  20. U.S. TRUSTEE FEES                                 --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           28,013,919        41,485,384         3,079,741         6,515,898
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                              8,251,810           (52,645)         (479,741)          680,337

  23. CASH - END OF MONTH (MOR-2)                8,638,068            28,494           949,458        (1,071,699)


  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --               222             10,461           155,243
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               5,359,137        41,624,865

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  39,000,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          489,308             7,573            116,175        12,842,031
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   489,308             7,573          5,475,312        93,466,896
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --         2,316,573

  8.  PAYROLL TAXES PAID                                                                                  763,168

  9.  SALES, USE & OTHER TAXES PAID                                                                            --

  10. SECURED/RENTAL/LEASES                                                                               114,647

  11. UTILITIES                                                                                         4,443,473

  12. INSURANCE                                                                                           682,576

  13. INVENTORY PURCHASES                                                                              20,626,111

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               56,335

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   1,434,386

  17. ADMINISTRATIVE & SELLING                                                                          3,707,187

  18. OTHER (attach list)                          489,308             7,796          3,814,038        48,898,803
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              489,308             7,796          3,814,038        83,043,260
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --           362,823

  20. U.S. TRUSTEE FEES                                 --                --                 --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --                --
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              489,308             7,796          3,814,038        83,406,083
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --              (222)         1,661,274        10,060,813

  23. CASH - END OF MONTH (MOR-2)                       --                --          1,671,735        10,216,056



MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                                        Chase           Chase           Chase           Chase
DISBURSEMENTS:                                              00101824317     00103316882      103405743     6301810002508
--------------                                              -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,600,000         7,196,236

     Intercompany Transfers                                                 2,432,738
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                               --       2,432,738       2,600,000         7,196,236
                                                           ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       219,678

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        513,988                           186,941

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     10,293,339

     CIT Revolver Payments                                 28,013,919

     Intercompany Transfers                                                 5,359,797
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                                  28,013,919      16,167,124              --           406,619
                                                           ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                               (222)                         116,175         115,953

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         489,308          7,796                                       10,293,339

     Intercompany Transfers                                                                                  2,432,738
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           489,308          7,573              --          116,175      12,842,031
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      219,678

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         489,308          7,796                                        1,198,033

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      10,293,339

     CIT Revolver Payments                                                                   3,814,038      31,827,957

     Intercompany Transfers                                                                                  5,359,797
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      489,308          7,796              --        3,814,038      48,898,803
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF        SEPTEMBER 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $     8,637,845    $        28,716    $       583,519    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                        (1,071,698)

OTHER                                   222               (222)           365,938
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $     8,638,067    $        28,494    $       949,457    $    (1,071,698)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $       386,258    $        81,140    $     1,429,198    $    (1,752,036)

RECEIPTS                         36,265,728         39,000,000

TRANSFERS BETWEEN ACCOUNTS                         (13,220,398)         2,600,000          7,196,236

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (28,013,919)       (25,832,248)        (3,079,741)        (6,515,898)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $     8,638,067    $        28,494    $       949,457    $    (1,071,698)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $     1,671,734    $    10,921,814

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (1,071,698)

OTHER                                                        --                  1            365,939
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $     1,671,735    $    10,216,055
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           222    $        10,461    $       155,243

RECEIPTS                                                                 5,475,312         80,741,040

TRANSFERS BETWEEN ACCOUNTS           489,308              7,573                            (2,927,281)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (489,308)            (7,795)        (3,814,038)       (67,752,947)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $     1,671,735    $    10,216,055
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



            INSIDERS:                                                                                                      FILING TO
       NAME/POSITION/COMP TYPE(2)        Mar-2002    Apr-2002    May-2002    Jun-2002    Jul-2002   Aug-2002   Sep-2002      DATE
---------------------------------------- --------    --------   ----------   ---------   ---------  --------  ---------    ---------
 1. Frank Diassi/Chairman
    of Board/Salary                                  $     --   $       --   $      --   $      --  $     --  $               62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                                                      --                                                        --
 3. Frank Diassi/Chairman
    of Board/Expenses                                                   --                      --        --                      --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                                                                                  45,193
 5. David Elkins/President/Salary           30,333     30,333       30,333      30,333      30,333    30,333     30,333      328,999
 6. David Elkins/President/Bonus            22,750    136,500           --      21,875          --    22,288     21,875      247,163
 7. David Elkins/President/Expenses             --      5,115           --          --                    37        181       15,347
 8. David Elkins/President/Life
    Insurance                                   --         --                                          1,445         --        3,629
 9. Richard Crump/Exec VP Opers/Salary      27,917     27,917       27,917      27,917      27,917    27,917     27,917      301,555
10. Richard Crump/Exec VP Opers/Bonus       20,938    125,625           --      20,625          --        --     20,625      208,438
11. Richard Crump/Exec VP Opers/Expense      4,610      6,728           --                                25         --       24,082
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                              18,333     18,333       18,333      18,333      18,333    18,333     18,333      194,999
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                               11,000     79,200           --      10,000          --        --     10,000      120,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                              2,474      6,402           --          --                   166         --       20,379
15. Robert Roten/Former Pres & Board
    Member/SERP                              2,328      2,328        2,328       2,328       2,328     2,328      2,328       25,608
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                   10,000     10,000           --                      --                            30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                              --     13,750           --                            10,000                  38,900
18. Rolf Towe/Board Member/BOD fees             --      9,650           --                                                    20,500
19. Rolf Towe/Board Member/Expenses             --                      --                      --                            16,133
20. Hunter Nelson/Board Member                  --     10,350           --                                                    21,500
21. Frank Hevrdejs/Board Member                 --     12,050           --                                                    24,300
                                         ---------   --------   ----------   ---------   --------- ---------  ---------   ----------
TOTAL INSIDERS (MOR-1)                   $ 150,683   $494,281   $   78,911   $ 131,411   $  78,911 $ 112,872  $ 131,592   $1,749,425
                                         =========   ========   ==========   =========   ========= =========  =========   ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE            Mar-2002      Apr-2002     May-2002     Jun-2002    Jul-2002    Aug-2002    Sep-2002       DATE
---------------------------    -----------   -----------   -----------   ---------   ---------  ---------- -----------   -----------
 1. Logan & Company, Inc.      $    23,247   $     3,541   $  6,645.54  $  2,631.30 $    2,850  $   13,370 $  5,538.58   $   179,656
 2. Andrews & Kurth LLP            213,187       132,819    256,170.65   246,122.69    199,288     227,814  128,654.51     1,882,766
 3. US Trustee                          --        46,750            --           --     47,750          --          --       148,000
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP             634,706       321,403    406,542.75   115,338.02    405,299      92,770          --     2,735,427
 5. Akin Gump Strauss              120,257        78,728     81,093.82   104,790.97     64,896      91,414   28,235.40       962,609
 6. Arthur Andersen                     --        95,421     70,316.52           --     12,986          --          --       483,048
 7. Lazard Freres & Co. LLC        153,356       295,856    138,638.86   182,916.20    138,779     135,315  136,320.88     1,734,345
 8. Baker & Botts                   32,861        66,007     30,965.11    10,376.97     13,310      10,488          --       609,510
 9. Groom Law Group                  9,738        23,879     10,670.30     4,244.10      4,735      11,727   28,999.85       129,762
10. Nexant, Inc.                    16,416         9,595     13,464.59    34,178.90     76,738      39,419   35,073.89       353,608
11. Greenhill & Co.                 53,680       498,253            --           --     52,500          --          --     1,101,676
                               -----------   -----------   -----------  -----------  ---------  ---------- -----------   -----------
TOTAL PROFESSIONALS (MOR-1)    $ 1,257,449   $ 1,572,252   $ 1,014,508  $   700,599 $1,019,131  $  622,317 $   362,823   $10,320,407
                               ===========   ===========   ===========  =========== ==========  ========== ===========   ===========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9